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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): AUGUST 31, 2004


                                 CRDENTIA CORP.
                                 --------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                  000-31152                 76-0585701
           --------                  ---------                 ----------
(State or Other Jurisdiction of     (Commission             (I.R.S. Employer
        Incorporation)              File Number)          Identification Number)

                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254
                               -------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
                                 --------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

         In connection with the August 31, 2004 closing of a Term Loan Credit Facility provided to Crdentia Corp. (the "Company") by Bridge Opportunity Finance, LLC ("BOF"), the Company was required to enter into a Makewell Agreement (the "Makewell") with MedCap Partners L.P. ("MedCap"), BOF and Bridge Healthcare Finance, LLC. Under the Makewell, MedCap agreed to contribute to the Company a cash amount equal to any "EDITDA Shortfall" (as defined in the Makewell). Such contributions are in the form of purchases of additional shares of Series C Convertible Preferred Stock. The Makewell terminates upon the earlier of (i) the termination of the Loan Agreements (as defined in the Makewell), (ii) the date on which an aggregate of $1,000,000 in contributions have been made under the Makewell, or (iii) January 25, 2005. The foregoing description of the Makewell is qualified in its entirety by reference to the Makewell Agreement filed with this report on Form 8-K as Exhibit 10.1.

         Pursuant to the Makewell, the Company issued to MedCap (i) 3,090 shares of Series C Convertible Preferred Stock on September 25, 2004, (ii) 1,250 shares of Series C Convertible Preferred Stock on October 12, 2004, (iii) 5,000 shares of Series C Convertible Preferred Stock on October 18, 2004 and (iv) 1,417 shares of Series C Convertible Preferred Stock on October 25, 2004. Such shares of Series C Convertible Preferred Stock were issued at a cash price per share of Series C Convertible Preferred Stock of $60.00. C. Fred Toney, a member of the Company's Board of Directors, is the Managing Member of MedCap Management & Research LLC, the General Partner of MedCap. Each such share of Series C Convertible Preferred Stock is convertible into 100 shares of the Company's Common Stock. The rights, preferences and privileges of the Series C Convertible Preferred Stock are described in the report on Form 8-K filed by the Company on September 7, 2004.

         Pursuant to the terms of the Company's Series C Convertible Preferred Stock offering, the Company is obligated to issue warrants to purchase 2.5 shares of Series C Convertible Preferred Stock for each share of Series C Convertible Preferred Stock purchased (the "Series C Warrant Coverage"). As a result, in connection with the Company's issuances of the shares of Series C Convertible Preferred Stock described above, MedCap was granted (i) a warrant to purchase 7,725 shares of Series C Convertible Preferred Stock on September 25, 2004, (ii) a warrant to purchase 65,685 shares of Series C Convertible Preferred Stock on October 18, 2004, and (iii) a warrant to purchase 17,712 shares of Series C Convertible Preferred Stock on October 25, 2004. Such warrants are exercisable for a period of five years at a price per share of Series C Convertible Preferred Stock of $60.00. The foregoing description of the warrants is qualified in its entirety by reference to the form of Warrant to Purchase Shares of Series C Convertible Preferred Stock of Crdentia Corp., filed as
Exhibit 4.1 to this report on Form 8-K.

         In connection with the Makewell, the Company agreed that, for every share of Series C Convertible Preferred Stock over 4,333 shares purchased by MedCap under the Makewell, the Company would grant MedCap an extraordinary warrant to purchase 10 shares of Series C Convertible Preferred Stock. Any such warrants would be in addition to the Series C Warrant Coverage and were intended as a penalty and a disincentive to the Company generating negative adjusted earnings.

         Negative operating results have required the Company to issue 10,757 shares of Series C Convertible Preferred Stock to MedCap under the Makewell since August 31, 2004, exceeding the 4,333 share threshold by 6,424 shares. As a result, 64,240 shares of Series C Convertible Preferred Stock (convertible into 6,424,000 shares of the Company's common stock) covered by the warrants granted on October 18, 2004 and October 25, 2004 are extraordinary warrant shares that were issued pursuant to the arrangements described in the previous paragraph.


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         The Company currently anticipates that it is likely that MedCap will purchase an additional 5,910 shares of Series C Convertible Preferred Stock under the Makewell (so that an aggregate of $1,000,000 would be contributed to the Company by MedCap under the Makewell). This would result in the issuance of extraordinary warrants to purchase an additional 59,100 shares of Series C Convertible Preferred Stock (convertible into 5,910,000 shares of the Company's common stock). The exercise of these extraordinary warrants would result in significant further dilution in the percentage ownership of the Company's stockholders.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------------------------------------------------
         4.1               Form of Warrant to Purchase Shares of Series C
                           Convertible Preferred Stock of Crdentia Corp.

         10.1 Makewell Agreement dated August 31, 2004 between Crdentia Corp., MedCap Partners L.P., Bridge Opportunity Finance, LLC and Bridge Healthcare Finance, LLC.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CRDENTIA CORP.


October 25, 2004                             By: /s/ James D. Durham
                                                 ----------------------------
                                                 James D. Durham
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------
4.1               Form of Warrant to Purchase Shares of Series C Convertible
                  Preferred Stock of Crdentia Corp.

10.1 Makewell Agreement dated August 31, 2004 between Crdentia Corp., MedCap Partners L.P., Bridge Opportunity Finance, LLC and Bridge Healthcare Finance, LLC.